UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2012 (June 13, 2012)

Lifetime Brands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19254	11-2682486
(Commission File Number)	(IRS Employer Identification No.)

1000 Stewart Avenue, Garden City, New York, 11530
(Address of Principal Executive Offices)(Zip Code)

 (Registrant’s Telephone Number, Including Area Code) 516-683-6000

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 13, 2012, Lifetime Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  A summary of matters voted upon by the stockholders at the Annual Meeting is set forth below.

Proposal 1: Election of Directors

Nine directors were elected to serve on the Board of Directors of the Company to hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, based on the following votes:
	FOR	WITHHELD	BROKER NON-VOTES
Jeffrey Siegel	8,487,062	588,657	2,042,107
Ronald Shiftan	8,360,392	715,327	2,042,107
Craig Phillips	8,740,871	334,848	2,042,107
David E. R. Dangoor	8,788,672	287,047	2,042,107
Michael Jeary	8,536,116	539,603	2,042,107
John Koegel	8,344,053	731,666	2,042,107
Cherrie Nanninga	8,156,437	919,282	2,042,107
William U. Westerfield	8,486,748	588,971	2,042,107
Michael J. Regan	8,860,935	214,784	2,042,107

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

The appointment of Ernst & Young LLP as the Company’s independent registered public accountant firm for the fiscal year ending December 31, 2012 was ratified based on the following votes:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,591,843	512,430	13,553	—

Proposal 3: Amendment to the Company’s 2000 Long-Term Incentive Plan

The stockholders of the Company approved an amendment to the Company’s 2000 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock available for grant under the plan to 4,200,000 shares based on the following votes:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,698,889	1,365,975	10,855	—

A copy of the 2000 Long-Term Incentive Plan, as amended, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Proposal 4: Re-approval of Performance Criteria under the Company’s 2000 Long-Term Incentive Plan

The stockholders of the Company re-approved the performance criteria which may be utilized in establishing specific targets to be attained as a condition to the vesting of one or more stock-based awards under the Company’s 2000 Long-Term Incentive Plan so as to qualify the compensation attributable to those awards as performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”) based on the following votes:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,001,064	1,057,806	16,849	—

Proposal 5:  Re-Approval of Performance Criteria under the Company’s 2000 Incentive Bonus Compensation Plan

The stockholders of the Company re-approved the performance criteria which has been and may continue to be utilized under the Company’s 2000 Incentive Bonus Compensation plan so as to qualify the payment of certain cash bonuses as performance based compensation under Section 162(m) of the Code based on the following votes:
FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,531,531	527,789	16,399	—

A copy of the 2000 Incentive Bonus Compensation Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item  9.01   Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Lifetime Brands, Inc. 2000 Long-Term Incentive Plan, as amended.
	10.2	Lifetime Brands, Inc. 2000 Incentive Bonus Compensation Plan.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lifetime Brands, Inc.

By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President – Finance, Treasurer and Chief Financial Officer

Date:  June 15, 2012